SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 7, 2004


                      Exact name of registrant
                     as specified in its charter,
                   address of principal executive
  Commission         office and registrant's                 IRS Employer
  File Number           telephone number                Identification Number
---------------   ---------------------------------    ----------------------
    1-14465                  IDACORP, Inc.                  82-0505802
                        1221 W. Idaho Street
                        Boise, ID 83702-5627
                          (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
-------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                                    Form 8-K

ITEM 8.01         OTHER EVENTS

IDACORP, Inc. (IDACORP) announced today that it plans to offer 3,500,000 shares of common stock in an underwritten public offering. IDACORP has filed a preliminary prospectus supplement to the prospectus dated March 6, 2002, included as part of the Registration Statement on Form S-3 of IDACORP (File No. 333-83434), as filed with the Securities and Exchange Commission on February 26, 2002. The underwriters will have the option to purchase up to 525,000 additional shares of common stock to cover over-allotments, if any. A copy of the press release announcing the public offering of common stock is filed with this Form 8-K as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Number                Description
------                -----------

99.1                  Press Release dated December 7, 2004

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 7, 2004

                                             IDACORP, Inc.

                                             By:   /s/ Darrel T. Anderson
                                                   ----------------------
                                                    Darrel T. Anderson
                                                    Senior Vice President -
                                                    Administrative Services
                                                    and Chief Financial Officer

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

                                INDEX TO EXHIBITS

Number                Description

99.1                  Press Release dated December 7, 2004

                                                                  Exhibit 99.1

[Logo IDACORP]
1221 W. Idaho Street
Boise, ID 83702




December 7, 2004





                                                         FOR IMMEDIATE RELEASE

                           Lawrence F. Spencer, Director of Investor Relations
                                                        Phone:  (208) 388-2664
                                                       lspencer@idacorpinc.com



                IDACORP Announces Public Offering of Common Stock

BOISE -- IDACORP, Inc. (NYSE:IDA) today announced its plans to make a public offering of 3,500,000 shares of its common stock through underwriters. The offering will be made under the company's effective shelf registration statement previously filed with the Securities and Exchange Commission. The company expects to offer the securities later this week. In connection with the offering, the company will grant the underwriters a 30-day option to purchase up to 525,000 additional shares solely to cover over-allotments of shares, if any. All shares are being sold by IDACORP.

Morgan Stanley & Co. Incorporated will serve as the sole bookrunner for the offering. The co-managers for this offering are Wachovia Securities, KeyBanc Capital Markets, A.G. Edwards and D.A. Davidson.

Copies of the preliminary prospectus supplement and accompanying prospectus may be obtained from the offices of Morgan Stanley & Co. Incorporated, Prospectus Department, 1585 Broadway, New York, NY 10036 (Tel. 212-353-1075).

Boise, Idaho-based IDACORP, formed in 1998, is a holding company comprised of Idaho Power Company, a regulated electric utility, providing service in southern Idaho and eastern Oregon; IdaTech, a developer and manufacturer of fuel cell systems, products and solutions; IDACORP Financial, an investment company with its primary activities in affordable housing projects; IDACOMM, a provider of telecommunications services and owner of Velocitus, a commercial and residential Internet service provider; Ida-West Energy, an operator of independent power projects; and IDACORP Energy, a marketer of electricity and natural gas that wound down its operations during 2003.


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

This communication shall not constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A shelf registration statement relating to the shares that IDACORP intends to sell has previously been filed with, and declared effective by, the Securities and Exchange Commission. Any offer, if at all, will be made only by means of a prospectus, and the related prospectus supplement, forming a part of the effective registration statement.


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